UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                               FORM 8-K
                            CURRENT REPORT



PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported) March 5, 2007


                         Seaboard Corporation
        (Exact name of registrant as specified in its charter)


      Delaware                          1-3390                04-2260388
(State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation or organization)     File Number)         Identification No.)


9000 W. 67th Street, Shawnee Mission, Kansas                66202
  (Address of principal executive offices)               (Zip Code)


 (Registrant's telephone number, including area code)    (913) 676-8800


                            Not Applicable
    (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On March 5, 2007, Registrant issued a press release announcing earnings for the year ended December 31, 2006 and a declaration of dividends. The full text of this press release is included as exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 2.02 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information furnished pursuant to Item 2.02 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 5, 2007, Registrant announced H. Harry Bresky will not stand for re-election at the Annual Meeting of the Stockholders to be held on Monday, April 23, 2007. Additional information is in the Letter to Stockholders included in Seaboard's Annual Report to Shareholders. The full text of this press release is included as exhibit 99.2 and incorporated by reference in this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

     Registrant hereby furnishes the following exhibit pursuant to Item
     2.02:

     99.1 Press release of Seaboard Corporation dated March 5, 2007 announcing
          earnings for the year ended   December 31, 2006 and a declaration of
          dividends.

     99.2 Press release of Seaboard Corporation dated March 5, 2007 announcing the departure of a Director.

                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           DATE:  March 5, 2007

                           Seaboard Corporation

                           by: /s/ Robert L. Steer
                               Robert L. Steer, Senior Vice President,
                               Treasurer and Chief Financial Officer